UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2024

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company__________	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 26, 2024, EnerSys Advanced Systems Inc., a Delaware corporation (the “Buyer”) and a wholly-owned subsidiary of EnerSys, a Delaware corporation (the “Company”), completed the acquisition of Bren-Tronics Defense LLC, a Delaware limited liability company (“MergerSub”), from Bren-Tronics Holdings Inc., a Delaware corporation (“Seller”), which is owned by the Michael Brenna 2015 Irrevocable Trust Dated 08/17/15, the Trust U/A Third (E) of the Leo. A. Brenna Revocable Trust Dated 02/07/2014 GST Exempt Trust F/B/O Michael Brenna, and the Trust U/A Third (E) of the Leo. A. Brenna Revocable Trust Dated 02/07/2014 Non GST Exempt Trust F/B/O Michael Brenna (each, a “Trust” and collectively, “Trusts”), including real estate held by a related party (such stock and asset acquisitions being collectively, the “Transaction”).

Under the terms of the Stock Purchase Agreement dated May 2, 2024, between the Buyer, the Trusts, Bren-Tronics, Inc., a New York corporation, and Barbara Dworkin as Seller’s and the Trusts’ representative (the “Agreement”), the Transaction is valued at approximately $208 million, subject to adjustments as set forth in the Agreement. The Transaction is fully funded with the Company’s available cash on hand, with no need for external financing.

The foregoing summary of the Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement filed as Exhibit 2.1 of the Current Report on Form 8-K filed by the Company on May 2, 2024, and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 26, 2024, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

The information under Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1	Stock Purchase Agreement, by and among EnerSys Advanced Systems Inc., the Trusts named therein and Barbara Dworkin, as Seller’s and the Trusts’ representative, dated May 2, 2024 (incorporated herein by reference to Exhibit 2.1 to EnerSys’s Current Report on Form 8-K, filed May 2, 2024) and Joinder thereto by each of Seller and MergerSub
99.1	Press Release dated July 26, 2024 EnerSys Announces Bren-Tronics Closing
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: July 26, 2024	By:	/s/ Andrea J. Funk
Andrea J. Funk
Chief Financial Officer